Exhibit 32

Certification Of Chief Executive Officer And Chief Financial Officer
pursuant to 18 U.S.C. § 1350 adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

I, Martin J. Leestma, hereby certify pursuant to 18 U.S.C. § 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that, to the best of my knowledge:

(i)	the accompanying Quarterly Report on Form 10-Q for the quarter ended September 30, 2003 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

(ii)	the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Retek Inc.

/s/ MARTIN J. LEESTMA

Martin J. Leestma
Chief Executive Officer

I, Gregory A. Effertz, hereby certify pursuant to 18 U.S.C. § 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that, to the best of my knowledge:

(i)	the accompanying Quarterly Report on Form 10-Q for the quarter ended September 30, 2003 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

(ii)	the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Retek Inc.

/s/ GREGORY A. EFFERTZ

Gregory A. Effertz
Vice President, Finance and Administration,
Chief Financial Officer,
Treasurer and Secretary

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